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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM 8-K
                       PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934
       Date of Report (Date of earliest event reported): November 7, 1994
                           BB&T FINANCIAL CORPORATION
             (Exact name of registrant as specified in its charter)
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
              NORTH CAROLINA                               0-7871                              56-1056232
     (State or other jurisdiction of                                                        (I.R.S. Employer
              incorporation)                      (Commission file number)                Identification No.)
                  223 WEST NASH STREET, WILSON, NORTH CAROLINA                                   27893
                    (Address of principal executive offices)                                   (Zip code)
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       Registrant's telephone number, including area code: (919) 399-4291
                                 NOT APPLICABLE
         (Former name or former address, if changed since last report)
ITEM 7. CONSOLIDATED FINANCIAL STATEMENTS OF SOUTHERN NATIONAL CORPORATION AND
SUBSIDIARIES, A PROPOSED MERGER PARTNER OF BB&T FINANCIAL CORPORATION.
     (C) EXHIBITS
        99.1 Consolidated statements of condition of Southern National
             Corporation and subsidiaries as of December 31, 1993 and 1992, and the related consolidated statements of operations, changes in shareholders' equity and cash flows for each of the three years in the period ended December 31, 1993, together with the report of independent public accountants.
        99.2 Unaudited interim consolidated financial statements of Southern
             National Corporation and subsidiaries for the periods ended June
             30, 1994 and 1993.
        99.3 Independent Auditors Report of KPMG Peat Marwick LLP